Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 31, 2026 (this “First Amendment”), by and among Celanese Corporation, a Delaware corporation (“Holdings”), Celanese US Holdings LLC, a Delaware limited liability company (the “Company”), the Subsidiary Guarantors party hereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below) and each of the Consenting Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings, the Company, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into the Revolving Credit Agreement, dated as of August 11, 2025 (the “Credit Agreement”; capitalized terms not otherwise defined in this First Amendment have the same meanings assigned thereto in the Credit Agreement); and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Company has requested that the Lenders consent to the amendment of certain provisions of the Credit Agreement as set forth in this First Amendment, and subject to the satisfaction of the conditions set forth herein, the Lenders party hereto (collectively, the “Consenting Lenders”) constituting not less than the Required Lenders are willing to do so, on the terms set forth herein; and

WHEREAS, BofA Securities, Inc. is engaged by the Company to act as the lead arranger for the transactions contemplated under this First Amendment (in such capacity, the “First Amendment Lead Arranger”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a)            Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

““First Amendment Effective Date” means July 31, 2026.”

(b)            The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Applicable Rate

Pricing Level	Debt Ratings S&P / Moody’s / Fitch	Commitment Fee	Daily SOFR Loan Margin, Term SOFR Loan Margin, Alternative Currency Loan Margin and Letter of Credit Fee	Base Rate Margin
1	A- / A3 / A- or better	0.090%	1.000%	0.000%
2	BBB+ / Baa1 / BBB+	0.100%	1.125%	0.125%
3	BBB / Baa2 / BBB	0.125%	1.250%	0.250%
4	BBB- / Baa3 / BBB-	0.175%	1.375%	0.375%
5	BB+ / Ba1 / BB+	0.225%	1.625%	0.625%
6	BB / Ba2 / BB	0.350%	2.000%	1.000%
7	BB- / Ba3 / BB- or worse	0.400%	2.250%	1.250%

Initially, the Applicable Rate shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 4.01(a)(vii) on the Closing Date. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by the Company to the Administrative Agent of notice thereof pursuant to Section 6.03 and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s, S&P or Fitch shall change, or if any of such rating agencies shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

(c)            The definition of “Covenant Relief Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Covenant Relief Period” means the period commencing on the Closing Date and ending on (and including) the Maturity Date; provided that if as of any Test Date the Consolidated Leverage Ratio is not greater than 3.50:1.00 and the Company has delivered a Compliance Certificate in accordance with Section 6.02(a) demonstrating a Consolidated Leverage Ratio of not greater than 3.50:1.00 as of such applicable Test Date, the Company may elect in its sole discretion to terminate the Covenant Relief Period as of the next Business Day following such applicable Test Date by delivering written notice to the Administrative Agent of such termination.

(d)            The definition of “Debt Rating” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Debt Rating” means, as of any date of determination, the rating as determined by S&P, Moody’s or Fitch (collectively, the “Debt Ratings”) of the Company’s non-credit-enhanced, senior unsecured long-term debt; provided that, in the case of non-uniform ratings (a) if there are three Debt Ratings available and any two Debt Ratings are in the same level, such matching level shall apply; (b) if there are three Debt Ratings available and each of the Debt Ratings is in a different level, the level that is the middle level shall apply; (c) if only two Debt Ratings are available and there is a split in such ratings, the higher rating (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 7 being the lowest) will apply, unless the split in such Debt Ratings is more than one level apart, in which case the rating that is one level lower than the higher rating will apply; (d) if only one Debt Rating is available, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (e) if the Company does not have any Debt Rating, Pricing Level 7 shall apply.

(e)            The definition of “Permitted Receivables Financing” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Receivables Financing” means one or more transactions pursuant to which (i) Receivables Assets or interests therein are sold to or financed by one or more Special Purpose Receivables Subsidiaries, and (ii) such Special Purposes Receivables Subsidiaries finance their acquisition or maintenance of such Receivables Assets or interests therein, or the financing thereof, by selling or borrowing against such Receivables Assets; provided that (A) recourse to Holdings or any Subsidiary (other than Special Purposes Receivables Subsidiaries) in connection with such transactions shall be limited to the extent customary for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale” or “absolute transfer” opinion with respect to any transfer by Holdings or any Subsidiary (other than a Special Purpose Receivables Subsidiary)) and purchase price percentages shall be (x) on market terms (as determined in good faith by the Company) or (y) no less favorable to Holdings and its Subsidiaries than the receivables financing existing on the Closing Date pursuant to that certain Amended and Restated Purchase and Sale Agreement, dated as of February 2, 2015, by and among Celanese U.S. Sales LLC, Celanese Ltd. and Ticona Polymers, Inc. as originators, the other originators party thereto from time to time, Celanese International Corporation, as servicer, and CE Receivables LLC, as buyer (as amended prior to the Closing Date and, together with financing documentation relating thereto, as in effect on the Closing Date, the “Existing Receivables Financing”) and (B) the aggregate Receivables Net Investment shall not exceed $750,000,000 at any time. It is agreed that the Existing Receivables Financing is a Permitted Receivables Financing, subject to the requirements of clause (B) of the proviso to the immediately preceding sentence are satisfied.

(f)            The definition of “Test Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Test Date” has the meaning set forth in Section 7.07(a).”

(g)            Section 7.02(f) of the Credit Agreement is hereby amended by deleting the figure “$900,000,000” and inserting the figure “$1,050,000,000” in lieu thereof.

(h)            Section 7.02(i) of the Credit Agreement is hereby amended by deleting the figure “$900,000,000” and inserting the figure “$1,050,000,000” in lieu thereof.

(i)            Section 7.07(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) “Consolidated Leverage Ratio”. Permit the Consolidated Leverage Ratio on any Test Date to be greater than the ratio set forth below for such fiscal quarter (the “Financial Covenant”):

Fiscal Quarter Ended	Consolidated Leverage Ratio
June 30, 2026	6.00:1.00
September 30, 2026	5.75:1.00
December 31, 2026	5.50:1.00
March 31, 2027	5.50:1.00
June 30, 2027	5.50:1.00
September 30, 2027	5.50:1.00
December 31, 2027	5.25:1.00
March 31, 2028	5.00:1.00
June 30, 2028	5.00:1.00
September 30, 2028	4.75:1.00
December 31, 2028	4.75:1.00
March 31, 2029	4.50:1.00
June 30, 2029	4.50:1.00
September 30, 2029	4.25:1.00
December 31, 2029	4.25:1.00
March 31, 2030	4.00:1.00
June 30, 2030 and each fiscal quarter ended thereafter	4.00:1.00

So long as the Financial Covenant has been decreased to 3.50:1.00 for at least two fiscal quarters, if a Qualifying Acquisition is consummated, the company may elect to increase the Financial Covenant to 4.25:1.00 for each of the four fiscal quarters ending thereafter, commencing with the fiscal quarter in which such Qualifying Acquisition is consummated (each such period of four fiscal quarters during which the Financial Covenant is so increased following a Qualifying Acquisition, a “Covenant Increase Period”); provided, that after the end of any Covenant Increase Period, the Company may elect to implement a new Covenant Increase Period in connection with a subsequent Qualifying Acquisition so long as two fiscal quarters have elapsed since the end of the most recent Covenant Increase Period; provided, further that the Company shall provide notice in writing to the Administrative Agent of its election to implement such Covenant Increase Period and a description of such Qualifying Acquisition (regarding the name of the Person or assets being acquired, the purchase price and the pro forma Consolidated Leverage Ratio immediately after giving effect thereto). Notwithstanding the foregoing, the Company may elect no more than two Covenant Increase Periods in total.

In the event of each Qualifying Disposition occurring during the Covenant Relief Period, the applicable Financial Covenant required pursuant to this Section 7.07(b) shall be decreased by 0.25:1.00; provided that the first Qualifying Disposition consummated after the Closing Date shall not be subject to this provision. For the avoidance of doubt, such 0.25:1.00 reduction shall (a) occur upon each Qualifying Disposition (if any) to occur during the Covenant Relief Period and (b) apply only for any fiscal quarters ending after such Qualifying Disposition but during the Covenant Relief Period.

If the Company has elected to terminate the Covenant Relief Period in accordance with the proviso to the definition thereof, the Financial Covenant for each fiscal quarter ended after the end of the Covenant Relief Period shall be a Consolidated Leverage Ratio of 3.50:1.00 in lieu of the levels set forth in the table above.

(j)            Section 10.01 of the Credit Agreement is hereby amended by replacing “Subject to Section 3.03(c)” with “Subject to Section 3.03(b)” in lieu thereof.

(k)            Section 10.01(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)  subordinate any Obligations to any other Indebtedness without the written consent of each Lender directly affected thereby, other than any “debtor in possession” facility or similar financing incurred by the Company or any other Loan Party in a proceeding under Debtor Relief Laws in which the Company or any other Loan Party is a debtor, provided that all such directly affected Lenders shall be offered the opportunity to participate on a pro rata basis in such “debtor in possession” facility or similar facility;

SECTION 2. Conditions of Effectiveness of the First Amendment. This First Amendment shall become effective on such date (the “First Amendment Effective Date”) when the following conditions precedent have been satisfied:

(a)            the Administrative Agent shall have received an executed counterpart (which may include a facsimile or other electronic transmission) of this First Amendment from Holdings, the Company, each Subsidiary Guarantor and the Consenting Lenders constituting not less than the Required Lenders;

(b)            as of the First Amendment Effective Date, (i) no Default or Event of Default shall exist, or would result from the transactions contemplated by this First Amendment and (ii) the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that representations already qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date (without regard to any earlier date referred to in the Credit Agreement);

(c)            the Administrative Agent shall have received a certificate signed by a Responsible Officer of Holdings certifying that the condition in Section 2(b) is satisfied as of the First Amendment Effective Date;

(d)            (i) the First Amendment Lead Arranger shall have received all fees payable to such First Amendment Lead Arranger as separately agreed by the Company in writing and (ii) the Administrative Agent shall have received, for the ratable account of each Consenting Lender, all fees payable to such Consenting Lender as separately agreed by the Company in writing; and

(e)            the Administrative Agent shall have received all fees, charges and disbursements of counsel to the Administrative Agent and the First Amendment Lead Arranger required to be reimbursed by this First Amendment or the Credit Agreement (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the First Amendment Effective Date.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this First Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

SECTION 3. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)            On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

(b)            The Credit Agreement, as specifically amended by this First Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of, or Default or Event of Default under, any of the Loan Documents. On and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.

(d)            Each Loan Party hereby expressly acknowledges and consents to the terms of this First Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this First Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty to which it is a party. The execution of this First Amendment shall not serve to effect a novation of the Obligations.

SECTION 4. Costs and Expenses. The Company hereby agrees to reimburse each of the Administrative Agent and the First Amendment Lead Arranger for its reasonable and documented out-of-pocket expenses in connection with this First Amendment in accordance with Section 10.04 of the Credit Agreement (with respect to the First Amendment Lead Arranger, as though references in such Section to the Lead Arrangers in such Section were to the First Amendment Lead Arranger, mutatis mutandis).

SECTION 5. Counterparts. This First Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This First Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 6. First Amendment Lead Arranger. The terms and provisions of Sections 9.08 and 10.16 are incorporated herein by reference as if set forth herein in their entirety and shall apply to this First Amendment for the benefit of the First Amendment Lead Arranger, mutatis mutandis (as though references therein to the Arrangers in such Sections were to the First Amendment Lead Arranger).

SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.

SECTION 8. Miscellaneous. Each of the parties hereto hereby agrees that Sections 10.12, 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this First Amendment as if originally set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CELANESE CORPORATION, as Holdings

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE US HOLDINGS LLC, as the Company and a Borrower

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Revolving Facility)]

CELANESE AMERICAS LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE ACETATE LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE CHEMICALS, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

cna holdings llc, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE INTERNATIONAL CORPORATION, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Revolving Facility)]

CELTRAN, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

kep americas engineering plastics, llc, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

ticona fortron inc., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

TICONA POLYMERS, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

TICONA LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Revolving Facility)]

CELANESE GLOBAL RELOCATION LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE LTD., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE SALES U.S. LTD., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Revolving Facility)]

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Daniel Phelan
	Name:	Daniel Phelan
	Title:	Director

[Signature Page to First Amendment (Revolving Facility)]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Marko Lukin
	Name:	Marko Lukin
	Title:	Director

By:	/s/ Alison Lugo
	Name:	Alison Lugo
	Title:	Vice President

[Signature Page to First Amendment (Revolving Facility)]

CITIBANK, N.A., as a Consenting Lender

By:	/s/ David Jaffe
	Name:	David Jaffe
	Title:	Vice President

[Signature Page to First Amendment (Revolving Facility)]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ James Shender
	Name:	James Shender
	Title:	Managing Director

[Signature Page to First Amendment (Revolving Facility)]

HSBC BANK USA, N.A., as a Consenting Lender

By:	/s/ Peggy Yip
	Name:	Peggy Yip
	Title:	Managing Director

[Signature Page to First Amendment (Revolving Facility)]

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Heather Thoma
	Name:	Heather Thoma
	Title:	Vice President

[Signature Page to First Amendment (Revolving Facility)]

TRUIST BANK, as a Consenting Lender

By:	/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Director

[Signature Page to First Amendment (Revolving Facility)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Liana Chernysheva
	Name:	Liana Chernysheva
	Title:	Authorized Signatory

[Signature Page to First Amendment (Revolving Facility)]

UNICREDIT BANK GMBH, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Managing Director

By:	/s/ Karan Dedhia
	Name:	Karan Dedhia
	Title:	Director

[Signature Page to First Amendment (Revolving Facility)]

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender

By:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

[Signature Page to First Amendment (Revolving Facility)]

MORGAN STANLEY SENIOR FUNDING, INC., as a Consenting Lender

By:	/s/ Aaron McLean
	Name:	Aaron McLean
	Title:	Vice President

[Signature Page to First Amendment (Revolving Facility)]

MORGAN STANLEY BANK, N.A., as a Consenting Lender

By:	/s/ Aaron McLean
	Name:	Aaron McLean
	Title:	Authorized Signatory

[Signature Page to First Amendment (Revolving Facility)]

GOLDMAN SACHS BANK USA, as a Consenting Lender

By:	/s/ Elizabeth Tosin
	Name:	Elizabeth Tosin
	Title:	Authorized Signatory

[Signature Page to First Amendment (Revolving Facility)]

PNC BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Kay Murphy
	Name:	Kay Murphy
	Title:	Vice President

[Signature Page to First Amendment (Revolving Facility)]

REGIONS BANK, as a Consenting Lender

By:	/s/ Tyler Nissen
	Name:	Tyler Nissen
	Title:	Director

[Signature Page to First Amendment (Revolving Facility)]

ING BANK N.V., DUBLIN BRANCH, as a Consenting Lender

By:	/s/ Rosemary Healy
	Name:	Rosemary Healy
	Title:	Director

By:	/s/ Rory Fitzgerald
	Name:	Rory Fitzgerald
	Title:	Director

[Signature Page to First Amendment (Revolving Facility)]

Acknowledged:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Devarshi Ojha
	Name:	Devarshi Ojha
	Title:	AVP

[Signature Page to First Amendment (Revolving Facility)]